UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 24, 2006

                          FIRST MONTAUK FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729

           NEW JERSEY                                  22-1737915
 (State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:


      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

     (d)
               On February 24, 2006, First Montauk Financial Corp. ("First Montauk" or "Registrant") appointed Mr. David I. Portman to its board of directors to serve as an independent Class III director. Further, as described below, the board established a new substantive committee, designated as the special committee of the board of directors, and appointed Mr. Portman to serve as the Chairman of this committee. In addition, the board also appointed Mr. Portman to its audit committee and compensation committee.

               David I. Portman, age 64, currently serves as the president of TRIAD Development, a real estate company that has numerous commercial and rental properties in New Jersey, a position that he has held since 1978. In addition, Mr. Portman currently serves as a director of Pacifichealth Laboratories, Inc., a publicly held nutrition technology company, a position he has held since August 1995. The Registrant's broker-dealer subsidiary underwrote the initial public offering of the common stock of Pacifichealth Laboratories. Mr. Portman previously served as a member of the board of directors of the Registrant from June 1993 through December 2002, when he resigned for personal reasons. Mr. Portman has a BS in Pharmacy and an MBA. He worked as a sales representative and marketing manager for Eli Lilly, Beecham-Massengill, Winthrop Laboratories and Sandoz Pharmaceuticals before co-founding M.E.D. Communications in 1974. In 1988, Mr. Portman sold his interest in M.E.D. Communications and became President of TRIAD Development.

               As a non-executive member of the board of directors, Mr. Portman will be eligible to receive equity awards under the Registrant's Non-Executive Director Stock Option Plan and the following cash awards in accordance with its director compensation arrangement:

          o  an annual  payment  of $5,000;
          o a retainer of $250 per meeting of the board attended and for each committee meeting not held in conjunction with a board meeting; and
          o an additional annual fee of $750 payable to each members of the audit committee.

Item 8.01     Other Events

               On February 24, 2006, the Registrant formed a special committee of the board of directors and appointed each of its independent directors to serve as members of the special committee. The initial members of this committee are Messrs. Barry D. Shapiro, Ward R. Jones, Jr. and David I. Portman, with Mr. Portman serving as its Chairman. The board established the special committee for the purpose of reviewing all potential strategic transactions or alternatives which may be presented to the Registrant or which it may be appropriate for the Registrant to consider. The special committee will, in addition, review alternatives to any potential strategic transaction in order to protect shareholder value. Each member of the special committee will receive an initial cash award of $5,000, plus an annual fee of $5,000 for each year of service after 2006. In addition, each committee member will receive a cash fee of $10,000 in the event that the board requests that it evaluate a potential transaction or strategic event. This fee will be paid to each member without regard to the committee's position on such transaction or event.

               On February 24, 2006, the Registrant issued a press release describing the events reported in this Current Report on Form 8-K and a copy of this press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibit is filed or furnished herewith:

              99.1      Press Release dated February 24, 2006


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST MONTAUK FINANCIAL CORP.


                                           By:   /s/ Victor K. Kurylak
                                              -----------------------------
                                              Name:  Victor K. Kurylak
                                              Title: Chief Executive Officer
                                              Date:  February 24, 2006


                                  EXHIBIT INDEX

    Exhibit
     Number        Description
    -------        -----------

      99.1         Press Release dated February 24, 2006